SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report          May 17, 1999


            HOUSEHOLD AUTOMOBILE REVOLVING TRUST I, SERIES 1998-1

           (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                      (Master Servicer of the Trust)
          (Exact name as specified in Master Servicer's charter)

                                                              Not
      Delaware              333-59837                 Applicable
(State or other juris-    (Commission File Numbers)  (IRS Employer
diction of incorpora-                                     Identification
tion of Master Servicer)                                   Number of
                                                           Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of             (Zip Code)
      Master Servicer)


Master Servicer's telephone number, including area code847/564-5000








Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits

     99(a) Monthly Servicer's Certificate to Trustee dated May 17, 1999 pursuant to Section 4.9 of the amended and restated Master Sale and Servicing Agreement dated as of November 1, 1998 (the "Sale and Servicing Agreement") among Household Automobile Revolving Trust I, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and The Chase Manhattan Bank, as Trustee, with respect to the Class A and B Notes, Series 1998-1.








                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOBILE REVOLVING TRUST I,
                              SERIES 1998-1
                                      (Registrant)



                         By:   /s/ P. D. Schwartz
                              P. D. Schwartz
                              Authorized Representative



Dated: May 24, 1999
















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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOBILE REVOLVING TRUST I,
                              SERIES 1998-1
                                    (Registrant)




                         By:
                              P. D. Schwartz
                              Authorized Representative

Dated:   May 24, 1999
















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                               EXHIBIT INDEX

Exhibit

Number    Exhibit


99(a) Monthly Servicer's Certificate to Trustee dated May 17, 1999 pursuant to Section 4.9 of the amended and restated Master Sale and Servicing Agreement dated as of November 1, 1998 (the "Sale and Servicing Agreement") among Household Automobile Revolving Trust I, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and The Chase Manhattan Bank, as Trustee, with respect to the Class A and B Notes, Series 1998-1.






























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